SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [  ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, For Use of the Commission Only
(as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[X]	Definitive Additional Materials
[ ]	Soliciting Material Under Rule 14a-12

Nuveen Investments, Inc.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials:

[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

NUVEEN INVESTMENTS, INC.
P.O. BOX 9112
FARMINGDALE, NY  11735

LABEL BELOW FOR MIS USE ONLY!	MIS EDITS: # OF CHANGES__/__ PRF 1__PRF 2__
PO# M-2673
WACHOVIA #995	OK TO PRINT AS IS*_______*By signing this form you are
NUVEEN 401K PROFIT SHARING PLAN #004	authorizing MIS to print this form in its current state.
ORIGINAL 1UP STD 08-15-07 JM
MATT (WACHOVIA - NUVEEN 401K PROFIT SHARING 2007 MM)	SIGNATURE OF PERSON AUTHORIZING PRINTING DATE
REVIEW #1 8-17-07 LG
REVIEW #2 8-17-07 KD
REVISION #1 8-20-07 KD
REVISION #2 8-20-07 KD
SIGN OFF 08-21-07 JM
REVISION #3 AFTER S/O 08-22-07 JM
REVISION #4 08-22-07 JM
REVISION #5 08-22-07 JM

THREE EASY WAYS TO VOTE
To vote by Telephone		To vote by Internet		To vote by Mail
1)	Read the Proxy Statement and have the Voting Instruction Card at hand.	1)	Read the Proxy Statement and have the Voting Instruction Card at hand.	1)	Read the Proxy Statement.
2)	Call 1-888-221-0697.	2)	Go to www.proxyweb.com	2)	Check the appropriate boxes on the reverse side
3)	Follow the recorded instructions.	3)	Follow the on-line instructions.	3)	Sign and date the Voting Instruction Card.
				4)	Return the card in the envelope provided.

IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.

NUVEEN INVESTMENTS, INC.

PROXY FOR 2007 SPECIAL MEETING OF STOCKHOLDERS

to be held on September 18, 2007 at 2:00 p.m., local time,
Indiana Room, Aon Center, 200 East Randolph Drive, Chicago, Illinois 60601

999 999 999 999 99

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

As a participant in Nuveen Investments, LLC Employees’ 401(k) / Profit Sharing Plan, you have the right to direct Wachovia Bank, the Plan Trustee, regarding how to vote the shares of Class A Common Stock of Nuveen Investments attributable to your account at the Special Meeting of Stockholders to be held on September 18, 2007.  Your voting directions will be tabulated confidentially.  Only Wachovia Bank will have access to your individual voting direction.
The undersigned hereby appoints John P. Amboian and John L. MacCarthy, and either of them, with full power of substitution, proxies for the undersigned to represent and vote as specified in this proxy all shares of Class A Common Stock that the undersigned is entitled to vote at the Special Meeting of Stockholders of Nuveen Investments, Inc. to be held on September 18, 2007, and at any adjournment(s) or postponement(s) thereof, including authority to vote on the proposals or any other matters that may properly come before the special meeting.
Unless otherwise instructed on the reverse side, all shares for which voting instructions are not timely or properly received will be voted in the same proportion as the shares for which 401(k) / Profit Sharing Plan participants timely and properly submitted voting instructions.

ê	SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Date ____________________

Share Owner(s) sign here (Sign in the Box)

Note: Please sign exactly as your name appears on this proxy. If signing for estates, trusts or corporations, title or capacity should be stated. If shares are held jointly, each holder should sign.

ê                                       ê

LABEL BELOW FOR MIS USE ONLY!	MIS EDITS: # OF CHANGES__/__ PRF 1__PRF 2__
PO# M-2673
WACHOVIA #995	OK TO PRINT AS IS*_______*By signing this form you are
NUVEEN 401K PROFIT SHARING PLAN #004	authorizing MIS to print this form in its current state.
ORIGINAL 1UP STD 08-15-07 JM
MATT (WACHOVIA - NUVEEN 401K PROFIT SHARING 2007 (MM)	SIGNATURE OF PERSON AUTHORIZING PRINTING DATE
REVISION #1 8-20-07 KD
REVISION #2 8-20-07 KD
SIGN OFF 08-21-07 JM

Please fill in box(es) as shown using black or blue ink or number 2 pencil.  ☒
PLEASE DO NOT USE FINE POINT PENS.
ê                                ê                                                    ê

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR:
			FOR	AGAINST	ABSTAIN
1.
Proposal to adopt the Agreement and Plan of Merger, dated as of June 19, 2007, among Nuveen Investments, Inc., Windy City Investments, Inc., and Windy City Acquisition Corp., as may be amended from time to time, which provides for the merger of Windy City Acquisition Corp., a wholly owned subsidiary of Windy City Investments, Inc., with and into Nuveen Investments, Inc., with Nuveen Investments, Inc. continuing as the surviving corporation, and the conversion of each outstanding share of common stock of Nuveen Investments, Inc. into the right to receive $65.00 in cash, without interest.
			☐	☐	☐

2.
Proposal to approve the adjournment of the special meeting, if necessary to permit further solicitation of proxies if there are not sufficient votes at the time of the special meeting to adopt the merger agreement.
			☐	☐	☐

		To change your address, please mark this box.	☐
Change of Address

PLEASE SIGN AND DATE ON THE REVERSE SIDE.
ê                                         ê

IMPORTANT LEGAL INFORMATION

On August 15, 2007 Nuveen Investments, Inc. (Nuveen) began mailing the definitive proxy statement (the proxy statement) and other related documents regarding the proposed acquisition of Nuveen by a group of equity investors led by Madison Dearborn Partners, LLC.  WE URGE INVESTORS TO READ THE PROXY STATEMENT AND THE OTHER RELATED DOCUMENTS BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT NUVEEN, THE PROPOSED TRANSACTION AND RELATED MATTERS.  This communication is not a solicitation of a proxy from any security holder of Nuveen.

Investors may obtain the proxy statement, the other related documents and other documents filed with the SEC free of charge at the SEC’s website at www.sec.gov.  In addition, the proxy statement may be obtained free of charge by directing a request to Nuveen Investments, Inc., 333 West Wacker Drive, Chicago, Illinois 60606, Attention of Corporate Secretary.

Nuveen, its directors and executive officers and certain other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction.  Such persons may have interests in the proposed transaction, including as a result of holding options or shares of Nuveen’s common stock.  Information regarding Nuveen’s directors and executive officers is available in the proxy statement filed with the SEC by Nuveen on April 6, 2007.  Information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, are contained in the proxy statement and other relevant materials filed or to be filed with the SEC.